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                                                               EXHIBIT NO. 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 24, 1996, in the Registration Statement (Form S-3) and the related Prospectus of PriCellular Corporation for the registration of 3,600,000 shares of its Class A Common Stock.

                                                         /s/ ERNST & YOUNG LLP

New York, New York
May 13, 1996